RBC FUNDS TRUST

Annual Exhibit to Item 77O

Transactions Effected Pursuant to Rule 10f-3

RBC FUNDS TRUST:
Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period October 1, 2017 through March
31, 2018 in accordance with the Trust's Rule 10f-3
Procedures.

RBC Short Duration Fixed Income Fund

ISSUER: Anthem Inc.
Trade Date: 11/14/17
Part of a Registered public offering
Selling Broker: Credit Suisse
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: BofA Merrill Lynch; Credit Suisse; UBS
Investment Bank; Citigroup; Deutsche Bank Securities;
Goldman Sachs & Co. LLC; J.P. Morgan; Wells Fargo
Securities; Barclays; Mizuho Securities; MUFG; PNC Capital
Markets LLC; RBC Capital Markets; SMBC Nikko; SunTrust
Robinson Humphrey, Inc.; US Bancorp; BNY Mellon Capital
Markets, LLC; Fifth Third Securities; HSBC
Amount Purchased:  $100,000
Purchase Price: $99.82/share
% of Issue: 0.01%

ISSUER: CVS Health Corporation
Trade Date: 3/6/18
Part of a Registered public offering
Selling Broker: J.P. Morgan; Barclays; Goldman Sachs; Bank
of America Merrill Lynch
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Barclays Capital Inc.; Goldman Sachs &
Co. LLC; Merrill Lynch, Pierce, Fenner & Smith
Incorporated; J.P. Morgan Securities LLC; Wells Fargo
Securities, LLC; BNY Mellon Capital Markets, LLC; Mizuho
Securities USA LLC; MUFG Securities Americas Inc.; RBC
Capital Markets, LLC; SunTrust Robinson Humphrey, Inc.;
U.S. Bancorp Investments, Inc.; Fifth Third Securities,
Inc.; Key Banc Capital Markets Inc.; PNC Capital Markets
LLC; Santander Investment Securities Inc.; SMBC Nikko
Securities America, Inc.; Drexel Hamilton, LLC; Guggenheim
Securities America, Inc.; ICBC Standard Bank Plc; Loop
Capital Markets LLC; MFR Securities, Inc.; Samuel A.
Ramirez & Company, Inc.; TD Securities (USA) LLC; The
Williams Capital Group, L.P.
Amount Purchased:  $249,872.50
Purchase Price: $99.95/share
% of Issue: 0.01%

ISSUER: Sempra Energy
Trade Date: 1/9/18
Part of a Registered public offering
Selling Broker: Morgan Stanley
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: RBC Capital Markets; Morgan Stanley;
Barclays; BBVA; HSBC; Santander; Societe Generale;
Amount Purchased:  $250,000
Purchase Price: $99.62/share
% of Issue: 0.05%

ISSUER: Enterprise Products Operating LLC
Trade Date: 2/1/18
Part of a Registered public offering
Selling Broker: J.P. Morgan
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: J.P. Morgan; BofA Merrill Lynch;
Deutsche Bank Securities; Scotiabank; DNB Markets; Morgan
Stanley; Societe Generale; TD Securities; BBVA; Barclays;
Citigroup; Credit Suisse; Mizuho Securities; MUFG; RBC
Capital Markets; SMBC Nikko; SunTrust Robinson Humphrey;
U.S. Bancorp; Wells Fargo Securities
Amount Purchased:  $200,000
Purchase Price: $99.946/share
% of Issue: 0.03%

RBC Ultra-Short Fixed Income Fund

ISSUER: Anthem Inc.
Trade Date: 11/14/17
Part of a Registered public offering
Selling Broker: Credit Suisse
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: BofA Merrill Lynch; Credit Suisse; UBS
Investment Bank; Citigroup; Deutsche Bank Securities;
Goldman Sachs & Co. LLC; J.P. Morgan; Wells Fargo
Securities; Barclays; Mizuho Securities; MUFG; PNC Capital
Markets LLC; RBC Capital Markets; SMBC Nikko; SunTrust
Robinson Humphrey, Inc.; US Bancorp; BNY Mellon Capital
Markets, LLC; Fifth Third Securities; HSBC
Amount Purchased:  $100,000
Purchase Price: $99.82/share
% of Issue: 0.01%

ISSUER: CVS Health Corporation
Trade Date: 3/6/18
Part of a Registered public offering
Selling Broker: J.P. Morgan; Barclays; Goldman Sachs; Bank
of America Merrill Lynch
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Barclays Capital Inc.; Goldman Sachs &
Co. LLC; Merrill Lynch, Pierce, Fenner & Smith
Incorporated; J.P. Morgan Securities LLC; Wells Fargo
Securities, LLC; BNY Mellon Capital Markets, LLC; Mizuho
Securities USA LLC; MUFG Securities Americas Inc.; RBC
Capital Markets, LLC; SunTrust Robinson Humphrey, Inc.;
U.S. Bancorp Investments, Inc.; Fifth Third Securities,
Inc.; Key Banc Capital Markets Inc.; PNC Capital Markets
LLC; Santander Investment Securities Inc.; SMBC Nikko
Securities America, Inc.; Drexel Hamilton, LLC; Guggenheim
Securities America, Inc.; ICBC Standard Bank Plc; Loop
Capital Markets LLC; MFR Securities, Inc.; Samuel A.
Ramirez & Company, Inc.; TD Securities (USA) LLC; The
Williams Capital Group, L.P.
Amount Purchased:  $249,872.50
Purchase Price: $99.95/share
% of Issue: 0.01%


ISSUER: Sempra Energy
Trade Date: 1/9/18
Part of a Registered public offering
Selling Broker: Morgan Stanley
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: RBC Capital Markets; Morgan Stanley;
Barclays; BBVA; HSBC; Santander; Societe Generale;
Amount Purchased:  $150,000
Purchase Price: $100.00/share
% of Issue: 0.02%


ISSUER: Enterprise Products Operating LLC
Trade Date: 2/1/18
Part of a Registered public offering
Selling Broker: J.P. Morgan
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: J.P. Morgan; BofA Merrill Lynch;
Deutsche Bank Securities; Scotiabank; DNB Markets; Morgan
Stanley; Societe Generale; TD Securities; BBVA; Barclays;
Citigroup; Credit Suisse; Mizuho Securities; MUFG; RBC
Capital Markets; SMBC Nikko; SunTrust Robinson Humphrey;
U.S. Bancorp; Wells Fargo Securities
Amount Purchased:  $175,000
Purchase Price: $99.946/share
% of Issue: 0.02%